Quarterly Performance Summary
BB&T Corporation
Second Quarter 2018

Financial Highlights
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)	Quarter Ended			Year-to-Date
	June 30%			June 30%
	2018	2017	Change	2018	2017	Change
Summary Income Statement
Interest income	$2,016	$1,864	8.2%	$3,960	$3,679	7.6%
Interest expense	337	189	78.3	625	355	76.1
Net interest income - taxable equivalent	1,679	1,675	0.2	3,335	3,324	0.3
Less: Taxable-equivalent adjustment	22	40	(45.0)	45	80	(43.8)
Net interest income	1,657	1,635	1.3	3,290	3,244	1.4
Provision for credit losses	135	135	—	285	283	0.7
Net interest income after provision for credit losses	1,522	1,500	1.5	3,005	2,961	1.5
Noninterest income	1,222	1,220	0.2	2,402	2,391	0.5
Noninterest expense	1,720	1,742	(1.3)	3,406	3,844	(11.4)
Income before income taxes	1,024	978	4.7	2,001	1,508	32.7
Provision for income taxes	202	304	(33.6)	388	408	(4.9)
Net income	822	674	22.0	1,613	1,100	46.6
Noncontrolling interests	3	(1)	NM	6	4	50.0
Preferred stock dividends	44	44	—	87	87	—
Net income available to common shareholders	775	631	22.8	1,520	1,009	50.6
Per Common Share Data
Earnings per share-basic	$1.00	$0.78	28.2%	$1.95	$1.25	56.0%
Earnings per share-diluted	0.99	0.77	28.6	1.93	1.23	56.9
Cash dividends declared	0.375	0.300	25.0	0.75	0.60	25.0
Common equity	34.51	33.73	2.3	34.51	33.73	2.3
Tangible common equity (1)	21.26	20.86	1.9	21.26	20.86	1.9
End of period shares outstanding	774,447	808,093	(4.2)	774,447	808,093	(4.2)
Weighted average shares outstanding-basic	775,836	808,980	(4.1)	777,716	809,439	(3.9)
Weighted average shares outstanding-diluted	785,750	819,389	(4.1)	788,362	821,072	(4.0)
Performance Ratios
Return on average assets	1.49%	1.22%		1.47%	1.01%
Return on average risk-weighted assets	1.85	1.53		1.83	1.26
Return on average common shareholders' equity	11.74	9.30		11.59	7.53
Return on average tangible common shareholders' equity (2)	19.78	15.60		19.57	12.85
Net interest margin - taxable equivalent	3.45	3.47		3.45	3.47
Fee income ratio	42.5	42.7		42.2	42.4
Efficiency ratio-GAAP	59.7	61.0		59.8	68.2
Efficiency ratio-adjusted (2)	57.4	58.6		57.4	58.3
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.28%	0.31%		0.28%	0.31%
Loans and leases plus foreclosed property	0.43	0.48		0.43	0.48
Net charge-offs as a percentage of average loans and leases	0.30	0.37		0.36	0.40
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.05	1.03		1.05	1.03
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.74x	2.43x		2.74x	2.43x
Average Balances
Assets	$221,344	$221,018	0.1%	$221,381	$220,493	0.4%
Securities (3)	47,145	45,410	3.8	47,756	45,010	6.1
Loans and leases	145,752	144,327	1.0	144,834	144,014	0.6
Deposits	157,676	160,263	(1.6)	157,409	160,820	(2.1)
Common shareholders' equity	26,483	27,208	(2.7)	26,455	27,008	(2.0)
Shareholders' equity	29,585	30,302	(2.4)	29,556	30,104	(1.8)
Period-End Balances
Assets	$222,681	$221,192	0.7%	$222,681	$221,192	0.7%
Securities (3)	45,668	45,283	0.9	45,668	45,283	0.9
Loans and leases	147,798	145,116	1.8	147,798	145,116	1.8
Deposits	159,475	156,968	1.6	159,475	156,968	1.6
Common shareholders' equity	26,727	27,254	(1.9)	26,727	27,254	(1.9)
Shareholders' equity	29,832	30,349	(1.7)	29,832	30,349	(1.7)
Capital Ratios (current quarter is preliminary)
Risk-based:
Common equity Tier 1	10.2%	10.3%		10.2%	10.3%
Tier 1	11.9	12.1		11.9	12.1
Total	13.9	14.1		13.9	14.1
Leverage	10.0	10.1		10.0	10.1
Applicable ratios are annualized.
NM - not meaningful
(1) Represents a non-GAAP measure. See the calculations and management's reasons for using this measure in the Preliminary Capital Information - Five Quarter Trend section of this supplement.
(2) Represents a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Financial Highlights - Five Quarter Trend
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2018	2018	2017	2017	2017
Summary Income Statement
Interest income	$2,016	$1,944	$1,936	$1,918	$1,864
Interest expense	337	288	254	230	189
Net interest income - taxable equivalent	1,679	1,656	1,682	1,688	1,675
Less: Taxable-equivalent adjustment	22	23	38	41	40
Net interest income	1,657	1,633	1,644	1,647	1,635
Provision for credit losses	135	150	138	126	135
Net interest income after provision for credit losses	1,522	1,483	1,506	1,521	1,500
Noninterest income	1,222	1,180	1,225	1,166	1,220
Noninterest expense	1,720	1,686	1,855	1,745	1,742
Income before income taxes	1,024	977	876	942	978
Provision for income taxes	202	186	209	294	304
Net income	822	791	667	648	674
Noncontrolling interests	3	3	9	8	(1)
Preferred stock dividends	44	43	44	43	44
Net income available to common shareholders	775	745	614	597	631
Per Common Share Data
Earnings per share-basic	$1.00	$0.96	$0.78	$0.75	$0.78
Earnings per share-diluted	0.99	0.94	0.77	0.74	0.77
Cash dividends declared	0.375	0.375	0.330	0.330	0.300
Common equity	34.51	34.06	34.01	33.92	33.73
Tangible common equity (1)	21.26	20.86	20.80	20.78	20.86
End of period shares outstanding	774,447	779,752	782,006	788,921	808,093
Weighted average shares outstanding-basic	775,836	779,617	783,764	794,558	808,980
Weighted average shares outstanding-diluted	785,750	791,005	795,867	806,124	819,389
Performance Ratios
Return on average assets	1.49%	1.45%	1.19%	1.16%	1.22%
Return on average risk-weighted assets	1.85	1.81	1.50	1.45	1.53
Return on average common shareholders' equity	11.74	11.43	9.10	8.82	9.30
Return on average tangible common shareholders' equity (2)	19.78	19.36	15.35	14.89	15.60
Net interest margin - taxable equivalent	3.45	3.44	3.43	3.48	3.47
Fee income ratio	42.5	41.9	42.7	41.4	42.7
Efficiency ratio-GAAP	59.7	60.0	64.7	62.0	61.0
Efficiency ratio-adjusted (2)	57.4	57.3	57.2	58.3	58.6
Credit Quality
Nonperforming assets as a percentage of:
Assets	0.28%	0.30%	0.28%	0.31%	0.31%
Loans and leases plus foreclosed property	0.43	0.47	0.44	0.48	0.48
Net charge-offs as a percentage of average loans and leases	0.30	0.41	0.36	0.35	0.37
Allowance for loan and lease losses as a percentage of loans and leases held for investment	1.05	1.05	1.04	1.04	1.03
Ratio of allowance for loan and lease losses to nonperforming loans and leases held for investment	2.74x	2.49x	2.62x	2.44x	2.43x
Average Balances
Assets	$221,344	$221,419	$222,525	$220,732	$221,018
Securities (3)	47,145	48,374	48,093	45,968	45,410
Loans and leases	145,752	143,906	144,089	144,181	144,327
Deposits	157,676	157,138	157,959	157,414	160,263
Common shareholders' equity	26,483	26,428	26,759	26,857	27,208
Shareholders' equity	29,585	29,528	29,853	29,948	30,302
Period-End Balances
Assets	$222,681	$220,729	$221,642	$220,340	$221,192
Securities (3)	45,668	47,407	47,574	46,631	45,283
Loans and leases	147,798	144,206	144,800	144,011	145,116
Deposits	159,475	158,196	157,371	156,135	156,968
Common shareholders' equity	26,727	26,559	26,595	26,757	27,254
Shareholders' equity	29,832	29,662	29,695	29,853	30,349
Capital Ratios (current quarter is preliminary)
Risk-based:
Common equity Tier 1	10.2%	10.2%	10.2%	10.2%	10.3%
Tier 1	11.9	12.0	11.9	11.9	12.1
Total	13.9	14.0	13.9	14.0	14.1
Leverage	10.0	9.9	9.9	9.9	10.1
Applicable ratios are annualized.
(1) Represents a non-GAAP measure. See the calculations and management's reasons for using this measure in the Preliminary Capital Information - Five Quarter Trend section of this supplement.
(2) Represents a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3) Includes AFS and HTM securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

Consolidated Statements of Income
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
	2018	2017	$	%	2018	2017	$	%
Interest Income
Interest and fees on loans and leases	$1,687	$1,540	$147	9.5%	$3,292	$3,041	$251	8.3%
Interest and dividends on securities	294	272	22	8.1	585	530	55	10.4
Interest on other earning assets	13	12	1	8.3	38	28	10	35.7
Total interest income	1,994	1,824	170	9.3	3,915	3,599	316	8.8
Interest Expense
Interest on deposits	148	80	68	85.0	266	149	117	78.5
Interest on short-term borrowings	23	5	18	NM	43	7	36	NM
Interest on long-term debt	166	104	62	59.6	316	199	117	58.8
Total interest expense	337	189	148	78.3	625	355	270	76.1
Net Interest Income	1,657	1,635	22	1.3	3,290	3,244	46	1.4
Provision for credit losses	135	135	—	—	285	283	2	0.7
Net Interest Income After Provision for Credit Losses	1,522	1,500	22	1.5	3,005	2,961	44	1.5
Noninterest Income
Insurance income	481	481	—	—	917	939	(22)	(2.3)
Service charges on deposits	179	176	3	1.7	344	344	—	—
Mortgage banking income	94	94	—	—	193	197	(4)	(2.0)
Investment banking and brokerage fees and commissions	109	105	4	3.8	222	196	26	13.3
Trust and investment advisory revenues	72	70	2	2.9	144	138	6	4.3
Bankcard fees and merchant discounts	72	75	(3)	(4.0)	141	134	7	5.2
Checkcard fees	57	54	3	5.6	109	105	4	3.8
Operating lease income	36	37	(1)	(2.7)	73	73	—	—
Income from bank-owned life insurance	30	32	(2)	(6.3)	61	61	—	—
Securities gains (losses), net	1	—	1	NM	1	—	1	NM
Other income	91	96	(5)	(5.2)	197	204	(7)	(3.4)
Total noninterest income	1,222	1,220	2	0.2	2,402	2,391	11	0.5
Noninterest Expense
Personnel expense	1,074	1,068	6	0.6	2,113	2,103	10	0.5
Occupancy and equipment expense	187	198	(11)	(5.6)	381	391	(10)	(2.6)
Software expense	67	57	10	17.5	132	115	17	14.8
Outside IT services	32	39	(7)	(17.9)	64	88	(24)	(27.3)
Regulatory charges	39	36	3	8.3	79	75	4	5.3
Amortization of intangibles	31	36	(5)	(13.9)	64	74	(10)	(13.5)
Loan-related expense	26	36	(10)	(27.8)	55	66	(11)	(16.7)
Professional services	32	38	(6)	(15.8)	62	60	2	3.3
Merger-related and restructuring charges, net	24	10	14	140.0	52	46	6	13.0
Loss (gain) on early extinguishment of debt	—	—	—	—	—	392	(392)	(100.0)
Other expense	208	224	(16)	(7.1)	404	434	(30)	(6.9)
Total noninterest expense	1,720	1,742	(22)	(1.3)	3,406	3,844	(438)	(11.4)
Earnings
Income before income taxes	1,024	978	46	4.7	2,001	1,508	493	32.7
Provision for income taxes	202	304	(102)	(33.6)	388	408	(20)	(4.9)
Net income	822	674	148	22.0	1,613	1,100	513	46.6
Noncontrolling interests	3	(1)	4	NM	6	4	2	50.0
Preferred stock dividends	44	44	—	—	87	87	—	—
Net income available to common shareholders	$775	$631	$144	22.8%	$1,520	$1,009	$511	50.6%
Earnings Per Common Share
Basic	$1.00	$0.78	$0.22	28.2%	$1.95	$1.25	$0.70	56.0%
Diluted	0.99	0.77	0.22	28.6	1.93	1.23	0.70	56.9
Weighted Average Shares Outstanding
Basic	775,836	808,980	(33,144)	(4.1)	777,716	809,439	(31,723)	(3.9)
Diluted	785,750	819,389	(33,639)	(4.1)	788,362	821,072	(32,710)	(4.0)
New pension accounting guidance was adopted in 1Q18 such that only service cost is included in personnel expense with the other pension expense elements included in other expense. Prior periods have been retrospectively adjusted to conform to the new presentation and total noninterest expense was not affected.

NM - not meaningful

Consolidated Statements of Income - Five Quarter Trend
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2018	2018	2017	2017	2017
Interest Income
Interest and fees on loans and leases	$1,687	$1,605	$1,598	$1,591	$1,540
Interest and dividends on securities	294	291	286	276	272
Interest on other earning assets	13	25	14	10	12
Total interest income	1,994	1,921	1,898	1,877	1,824
Interest Expense
Interest on deposits	148	118	104	91	80
Interest on short-term borrowings	23	20	19	15	5
Interest on long-term debt	166	150	131	124	104
Total interest expense	337	288	254	230	189
Net Interest Income	1,657	1,633	1,644	1,647	1,635
Provision for credit losses	135	150	138	126	135
Net Interest Income After Provision for Credit Losses	1,522	1,483	1,506	1,521	1,500
Noninterest Income
Insurance income	481	436	418	397	481
Service charges on deposits	179	165	183	179	176
Mortgage banking income	94	99	104	114	94
Investment banking and brokerage fees and commissions	109	113	111	103	105
Trust and investment advisory revenues	72	72	72	68	70
Bankcard fees and merchant discounts	72	69	67	70	75
Checkcard fees	57	52	55	54	54
Operating lease income	36	37	37	36	37
Income from bank-owned life insurance	30	31	33	28	32
Securities gains (losses), net	1	—	(1)	—	—
Other income	91	106	146	117	96
Total noninterest income	1,222	1,180	1,225	1,166	1,220
Noninterest Expense
Personnel expense	1,074	1,039	1,072	1,051	1,068
Occupancy and equipment expense	187	194	195	198	198
Software expense	67	65	65	62	57
Outside IT services	32	32	38	34	39
Regulatory charges	39	40	38	40	36
Amortization of intangibles	31	33	34	34	36
Loan-related expense	26	29	32	32	36
Professional services	32	30	36	27	38
Merger-related and restructuring charges, net	24	28	22	47	10
Loss (gain) on early extinguishment of debt	—	—	—	—	—
Other expense	208	196	323	220	224
Total noninterest expense	1,720	1,686	1,855	1,745	1,742
Earnings
Income before income taxes	1,024	977	876	942	978
Provision for income taxes	202	186	209	294	304
Net income	822	791	667	648	674
Noncontrolling interests	3	3	9	8	(1)
Preferred stock dividends	44	43	44	43	44
Net income available to common shareholders	$775	$745	$614	$597	$631
Earnings Per Common Share
Basic	$1.00	$0.96	$0.78	$0.75	$0.78
Diluted	0.99	0.94	0.77	0.74	0.77
Weighted Average Shares Outstanding
Basic	775,836	779,617	783,764	794,558	808,980
Diluted	785,750	791,005	795,867	806,124	819,389
New pension accounting guidance was adopted in 1Q18 such that only service cost is included in personnel expense with the other pension expense elements included in other expense. Prior periods have been retrospectively adjusted to conform to the new presentation and total noninterest expense was not affected.

Segment Financial Performance - Preliminary
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2018	2018	2017	2017	2017
Community Banking Retail and Consumer Finance
Net interest income (expense)	$853	$837	$857	$863	$853
Net intersegment interest income (expense)	70	49	38	38	39
Segment net interest income	923	886	895	901	892
Allocated provision for credit losses	110	122	138	116	118
Noninterest income	354	339	358	362	353
Noninterest expense	667	673	695	675	682
Income (loss) before income taxes	500	430	420	472	445
Provision (benefit) for income taxes	123	106	157	176	166
Segment net income (loss)	$377	$324	$263	$296	$279

Community Banking Commercial
Net interest income (expense)	$491	$464	$453	$451	$430
Net intersegment interest income (expense)	54	70	93	90	95
Segment net interest income	545	534	546	541	525
Allocated provision for credit losses	42	37	19	—	46
Noninterest income	108	105	105	107	109
Noninterest expense	254	254	273	295	320
Income (loss) before income taxes	357	348	359	353	268
Provision (benefit) for income taxes	80	78	125	123	91
Segment net income (loss)	$277	$270	$234	$230	$177

Financial Services and Commercial Finance
Net interest income (expense)	$169	$159	$154	$154	$145
Net intersegment interest income (expense)	19	18	25	24	38
Segment net interest income	188	177	179	178	183
Allocated provision for credit losses	(4)	(5)	(13)	9	(17)
Noninterest income	303	301	315	289	297
Noninterest expense	312	301	307	296	300
Income (loss) before income taxes	183	182	200	162	197
Provision (benefit) for income taxes	38	38	64	50	63
Segment net income (loss)	$145	$144	$136	$112	$134

Insurance Holdings and Premium Finance
Net interest income (expense)	$29	$26	$25	$25	$25
Net intersegment interest income (expense)	(7)	(6)	(6)	(6)	(5)
Segment net interest income	22	20	19	19	20
Allocated provision for credit losses	—	1	—	1	1
Noninterest income	484	439	428	401	485
Noninterest expense	408	375	393	389	408
Income (loss) before income taxes	98	83	54	30	96
Provision (benefit) for income taxes	25	21	21	12	36
Segment net income (loss)	$73	$62	$33	$18	$60

Other, Treasury & Corporate (1)
Net interest income (expense)	$115	$147	$155	$154	$182
Net intersegment interest income (expense)	(136)	(131)	(150)	(146)	(167)
Segment net interest income	(21)	16	5	8	15
Allocated provision for credit losses	(13)	(5)	(6)	—	(13)
Noninterest income	(27)	(4)	19	7	(24)
Noninterest expense	79	83	187	90	32
Income (loss) before income taxes	(114)	(66)	(157)	(75)	(28)
Provision (benefit) for income taxes	(64)	(57)	(158)	(67)	(52)
Segment net income (loss)	$(50)	$(9)	$1	$(8)	$24

Total BB&T Corporation
Net interest income (expense)	$1,657	$1,633	$1,644	$1,647	$1,635
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	1,657	1,633	1,644	1,647	1,635
Allocated provision for credit losses	135	150	138	126	135
Noninterest income	1,222	1,180	1,225	1,166	1,220
Noninterest expense	1,720	1,686	1,855	1,745	1,742
Income (loss) before income taxes	1,024	977	876	942	978
Provision (benefit) for income taxes	202	186	209	294	304
Net income	$822	$791	$667	$648	$674
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Consolidated Ending Balance Sheets - Five Quarter Trend
BB&T Corporation
(Dollars in millions)

	June 30	March 31	Dec. 31	Sept. 30	June 30
	2018	2018	2017	2017	2017
Assets
Cash and due from banks	$2,046	$1,869	$2,243	$2,195	$2,201
Interest-bearing deposits with banks	662	912	343	428	671
Cash equivalents	213	132	127	75	137
Restricted cash	132	198	370	429	419
Securities available for sale at fair value	23,919	25,017	24,547	23,184	26,899
Securities held to maturity at amortized cost	21,749	22,390	23,027	23,447	18,384
Loans and leases:
Commercial:
Commercial and industrial	60,474	59,132	59,153	58,550	59,085
CRE	21,610	21,497	21,263	20,855	20,279
Lease financing	1,924	1,886	1,911	1,887	1,724
Retail:
Residential mortgage	29,965	28,792	28,725	28,657	29,217
Direct	11,661	11,675	11,891	11,941	12,001
Indirect	17,140	16,680	17,235	17,496	17,929
Revolving credit	2,876	2,766	2,872	2,697	2,630
PCI	533	589	651	711	780
Total loans and leases held for investment	146,183	143,017	143,701	142,794	143,645
Loans held for sale	1,615	1,189	1,099	1,217	1,471
Total loans and leases	147,798	144,206	144,800	144,011	145,116
Allowance for loan and lease losses	(1,530)	(1,498)	(1,490)	(1,478)	(1,485)
Premises and equipment	2,154	2,078	2,055	2,043	2,084
Goodwill	9,617	9,617	9,618	9,618	9,618
Core deposit and other intangible assets	647	679	711	745	782
Mortgage servicing rights at fair value	1,143	1,119	1,056	1,044	1,052
Other assets	14,131	14,010	14,235	14,599	15,314
Total assets	$222,681	$220,729	$221,642	$220,340	$221,192
Liabilities
Deposits:
Noninterest-bearing deposits	$54,270	$55,085	$53,767	$54,049	$53,343
Interest checking	27,257	27,217	27,677	26,575	27,966
Money market and savings	63,167	62,169	62,757	60,904	61,671
Time deposits	14,781	13,725	13,170	14,607	13,988
Total deposits	159,475	158,196	157,371	156,135	156,968
Short-term borrowings	3,576	4,321	4,938	7,916	6,142
Long-term debt	24,081	23,410	23,648	20,863	21,738
Accounts payable and other liabilities	5,717	5,140	5,990	5,573	5,995
Total liabilities	192,849	191,067	191,947	190,487	190,843
Shareholders' Equity:
Preferred stock	3,053	3,053	3,053	3,053	3,053
Common stock	3,872	3,899	3,910	3,945	4,040
Additional paid-in capital	7,364	7,593	7,893	8,192	8,966
Retained earnings	17,197	16,712	16,259	15,656	15,321
Accumulated other comprehensive loss	(1,706)	(1,645)	(1,467)	(1,036)	(1,073)
Noncontrolling interests	52	50	47	43	42
Total shareholders' equity	29,832	29,662	29,695	29,853	30,349
Total liabilities and shareholders' equity	$222,681	$220,729	$221,642	$220,340	$221,192

Average Balance Sheets
BB&T Corporation
(Dollars in millions)
	Quarter Ended				Year-to-Date
	June 30		Change		June 30		Change
	2018	2017	$	%	2018	2017	$	%
Assets
Securities at amortized cost (1):
U.S. Treasury	$3,537	$4,761	$(1,224)	(25.7)%	$3,538	$4,746	$(1,208)	(25.5)%
U.S. government-sponsored entities (GSE)	2,384	2,386	(2)	(0.1)	2,384	2,385	(1)	—
Mortgage-backed securities issued by GSE	39,777	35,911	3,866	10.8	40,292	35,412	4,880	13.8
States and political subdivisions	1,051	1,879	(828)	(44.1)	1,133	1,985	(852)	(42.9)
Non-agency mortgage-backed	354	416	(62)	(14.9)	364	424	(60)	(14.2)
Other	42	57	(15)	(26.3)	45	58	(13)	(22.4)
Total securities	47,145	45,410	1,735	3.8	47,756	45,010	2,746	6.1
Other earning assets	2,197	3,649	(1,452)	(39.8)	2,223	3,953	(1,730)	(43.8)
Loans and leases:
Commercial:
Commercial and industrial	59,548	58,150	1,398	2.4	59,090	57,639	1,451	2.5
CRE	21,546	20,304	1,242	6.1	21,472	20,100	1,372	6.8
Lease financing	1,862	1,664	198	11.9	1,867	1,658	209	12.6
Retail:
Residential mortgage	29,272	29,392	(120)	(0.4)	29,049	29,546	(497)	(1.7)
Direct	11,680	12,000	(320)	(2.7)	11,735	12,007	(272)	(2.3)
Indirect	16,804	18,127	(1,323)	(7.3)	16,859	18,132	(1,273)	(7.0)
Revolving credit	2,831	2,612	219	8.4	2,815	2,610	205	7.9
PCI	559	825	(266)	(32.2)	595	854	(259)	(30.3)
Total loans and leases held for investment	144,102	143,074	1,028	0.7	143,482	142,546	936	0.7
Loans held for sale	1,650	1,253	397	31.7	1,352	1,468	(116)	(7.9)
Total loans and leases	145,752	144,327	1,425	1.0	144,834	144,014	820	0.6
Total earning assets	195,094	193,386	1,708	0.9	194,813	192,977	1,836	1.0
Nonearning assets	26,250	27,632	(1,382)	(5.0)	26,568	27,516	(948)	(3.4)
Total assets	$221,344	$221,018	$326	0.1%	$221,381	$220,493	$888	0.4%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$53,963	$52,573	$1,390	2.6%	$53,681	$51,838	$1,843	3.6%
Interest checking	26,969	28,849	(1,880)	(6.5)	27,119	29,211	(2,092)	(7.2)
Money market and savings	62,105	64,294	(2,189)	(3.4)	61,899	64,574	(2,675)	(4.1)
Time deposits	13,966	14,088	(122)	(0.9)	13,907	14,504	(597)	(4.1)
Foreign office deposits - interest-bearing	673	459	214	46.6	803	693	110	15.9
Total deposits	157,676	160,263	(2,587)	(1.6)	157,409	160,820	(3,411)	(2.1)
Short-term borrowings	5,323	2,748	2,575	93.7	5,399	2,428	2,971	122.4
Long-term debt	23,639	21,767	1,872	8.6	23,658	21,264	2,394	11.3
Accounts payable and other liabilities	5,121	5,938	(817)	(13.8)	5,359	5,877	(518)	(8.8)
Total liabilities	191,759	190,716	1,043	0.5	191,825	190,389	1,436	0.8
Shareholders' equity	29,585	30,302	(717)	(2.4)	29,556	30,104	(548)	(1.8)
Total liabilities and shareholders' equity	$221,344	$221,018	$326	0.1%	$221,381	$220,493	$888	0.4%
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

Average Balance Sheets - Five Quarter Trend
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2018	2018	2017	2017	2017
Assets
Securities at amortized cost (1):
U.S. Treasury	$3,537	$3,538	$3,447	$3,794	$4,761
U.S. government-sponsored entities (GSE)	2,384	2,385	2,385	2,385	2,386
Mortgage-backed securities issued by GSE	39,777	40,813	40,381	37,734	35,911
States and political subdivisions	1,051	1,215	1,435	1,596	1,879
Non-agency mortgage-backed	354	375	391	405	416
Other	42	48	54	54	57
Total securities	47,145	48,374	48,093	45,968	45,410
Other earning assets	2,197	2,250	3,123	2,924	3,649
Loans and leases:
Commercial:
Commercial and industrial	59,548	58,627	58,478	58,211	58,150
CRE	21,546	21,398	20,998	20,776	20,304
Lease financing	1,862	1,872	1,851	1,732	1,664
Retail:
Residential mortgage	29,272	28,824	28,559	28,924	29,392
Direct	11,680	11,791	11,901	11,960	12,000
Indirect	16,804	16,914	17,426	17,678	18,127
Revolving credit	2,831	2,798	2,759	2,668	2,612
PCI	559	631	689	742	825
Total loans and leases held for investment	144,102	142,855	142,661	142,691	143,074
Loans held for sale	1,650	1,051	1,428	1,490	1,253
Total loans and leases	145,752	143,906	144,089	144,181	144,327
Total earning assets	195,094	194,530	195,305	193,073	193,386
Nonearning assets	26,250	26,889	27,220	27,659	27,632
Total assets	$221,344	$221,419	$222,525	$220,732	$221,018
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$53,963	$53,396	$54,288	$53,489	$52,573
Interest checking	26,969	27,270	26,746	27,000	28,849
Money market and savings	62,105	61,690	61,693	61,450	64,294
Time deposits	13,966	13,847	13,744	13,794	14,088
Foreign office deposits - interest-bearing	673	935	1,488	1,681	459
Total deposits	157,676	157,138	157,959	157,414	160,263
Short-term borrowings	5,323	5,477	6,342	5,983	2,748
Long-term debt	23,639	23,677	22,639	21,459	21,767
Accounts payable and other liabilities	5,121	5,599	5,732	5,928	5,938
Total liabilities	191,759	191,891	192,672	190,784	190,716
Shareholders' equity	29,585	29,528	29,853	29,948	30,302
Total liabilities and shareholders' equity	$221,344	$221,419	$222,525	$220,732	$221,018
Average balances exclude basis adjustments for fair value hedges.
(1) Includes AFS and HTM securities.

Average Balances and Rates - Quarters
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	June 30, 2018			March 31, 2018
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$3,537	$17	1.80%	$3,538	$15	1.77%
U.S. government-sponsored entities (GSE)	2,384	14	2.23	2,385	13	2.23
Mortgage-backed securities issued by GSE	39,777	241	2.44	40,813	248	2.42
States and political subdivisions	1,051	8	3.79	1,215	11	3.78
Non-agency mortgage-backed	354	17	17.35	375	7	7.73
Other	42	—	3.26	48	—	2.28
Total securities	47,145	297	2.53	48,374	294	2.44
Other earning assets	2,197	13	2.24	2,250	25	4.54
Loans and leases:
Commercial:
Commercial and industrial	59,548	580	3.92	58,627	537	3.72
CRE	21,546	246	4.64	21,398	234	4.47
Lease financing	1,862	12	3.05	1,872	14	3.00
Retail:
Residential mortgage	29,272	291	4.01	28,824	289	4.00
Direct	11,680	150	5.10	11,791	141	4.90
Indirect	16,804	311	7.46	16,914	304	7.31
Revolving credit	2,831	73	9.16	2,798	67	8.94
PCI	559	26	18.92	631	30	19.21
Total loans and leases held for investment	144,102	1,689	4.70	142,855	1,616	4.57
Loans held for sale	1,650	17	4.02	1,051	9	3.66
Total loans and leases	145,752	1,706	4.70	143,906	1,625	4.57
Total earning assets	195,094	2,016	4.14	194,530	1,944	4.04
Nonearning assets	26,250			26,889
Total assets	$221,344			$221,419
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$26,969	29	0.42	$27,270	25	0.37
Money market and savings	62,105	86	0.56	61,690	67	0.44
Time deposits	13,966	30	0.86	13,847	23	0.68
Foreign office deposits - interest-bearing	673	3	1.77	935	3	1.42
Total interest-bearing deposits	103,713	148	0.57	103,742	118	0.46
Short-term borrowings	5,323	23	1.77	5,477	20	1.43
Long-term debt	23,639	166	2.81	23,677	150	2.54
Total interest-bearing liabilities	132,675	337	1.02	132,896	288	0.87
Noninterest-bearing deposits	53,963			53,396
Accounts payable and other liabilities	5,121			5,599
Shareholders' equity	29,585			29,528
Total liabilities and shareholders' equity	$221,344			$221,419
Average interest-rate spread			3.12			3.17

Net interest income/ net interest margin		$1,679	3.45%		$1,656	3.44%
Taxable-equivalent adjustment		$22			$23
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Includes AFS and HTM securities.

Average Balances and Rates - Quarters
BB&T Corporation
(Dollars in millions)
	Quarter Ended
	December 31, 2017			September 30, 2017			June 30, 2017
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$3,447	$15	1.71%	$3,794	$16	1.68%	$4,761	$21	1.73%
U.S. government-sponsored entities (GSE)	2,385	13	2.22	2,385	13	2.22	2,386	14	2.22
Mortgage-backed securities issued by GSE	40,381	238	2.36	37,734	216	2.29	35,911	198	2.21
States and political subdivisions	1,435	11	3.23	1,596	20	5.07	1,879	25	5.29
Non-agency mortgage-backed	391	13	13.27	405	19	18.58	416	25	24.16
Other	54	—	2.34	54	1	2.26	57	—	2.22
Total securities	48,093	290	2.42	45,968	285	2.47	45,410	283	2.49
Other earning assets	3,123	15	1.91	2,924	11	1.42	3,649	11	1.36
Loans and leases:
Commercial:
Commercial and industrial	58,478	539	3.65	58,211	531	3.63	58,150	518	3.57
CRE	20,998	229	4.33	20,776	229	4.37	20,304	196	3.87
Lease financing	1,851	13	2.82	1,732	12	2.71	1,664	12	2.91
Retail:
Residential mortgage	28,559	286	4.00	28,924	292	4.04	29,392	295	4.01
Direct	11,901	143	4.78	11,960	143	4.73	12,000	135	4.55
Indirect	17,426	309	7.05	17,678	310	6.95	18,127	309	6.83
Revolving credit	2,759	62	9.01	2,668	60	8.92	2,612	57	8.78
PCI	689	36	20.69	742	32	17.15	825	37	17.94
Total loans and leases held for investment	142,661	1,617	4.51	142,691	1,609	4.48	143,074	1,559	4.37
Loans held for sale	1,428	14	3.67	1,490	13	3.70	1,253	11	3.65
Total loans and leases	144,089	1,631	4.50	144,181	1,622	4.47	144,327	1,570	4.36
Total earning assets	195,305	1,936	3.95	193,073	1,918	3.95	193,386	1,864	3.87
Nonearning assets	27,220			27,659			27,632
Total assets	$222,525			$220,732			$221,018
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$26,746	22	0.32	$27,000	20	0.29	$28,849	15	0.22
Money market and savings	61,693	57	0.37	61,450	49	0.32	64,294	47	0.29
Time deposits	13,744	21	0.57	13,794	17	0.51	14,088	17	0.48
Foreign office deposits - interest-bearing	1,488	4	1.18	1,681	5	1.14	459	1	1.03
Total interest-bearing deposits	103,671	104	0.40	103,925	91	0.35	107,690	80	0.30
Short-term borrowings	6,342	19	1.13	5,983	15	1.03	2,748	5	0.70
Long-term debt	22,639	131	2.36	21,459	124	2.29	21,767	104	1.91
Total interest-bearing liabilities	132,652	254	0.77	131,367	230	0.70	132,205	189	0.57
Noninterest-bearing deposits	54,288			53,489			52,573
Accounts payable and other liabilities	5,732			5,928			5,938
Shareholders' equity	29,853			29,948			30,302
Total liabilities and shareholders' equity	$222,525			$220,732			$221,018
Average interest-rate spread			3.18			3.25			3.30

Net interest income/ net interest margin		$1,682	3.43%		$1,688	3.48%		$1,675	3.47%
Taxable-equivalent adjustment		$38			$41			$40
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Includes AFS and HTM securities.

Average Balances and Rates - Year-To-Date
BB&T Corporation
(Dollars in millions)
	Year-to-Date
	June 30, 2018			June 30, 2017
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities at amortized cost (3):
U.S. Treasury	$3,538	$32	1.79%	$4,746	$41	1.72%
U.S. government-sponsored entities (GSE)	2,384	27	2.23	2,385	27	2.22
Mortgage-backed securities issued by GSE	40,292	489	2.43	35,412	387	2.19
States and political subdivisions	1,133	19	3.78	1,985	52	5.20
Non-agency mortgage-backed	364	24	12.41	424	45	21.45
Other	45	—	2.73	58	—	2.05
Total securities	47,756	591	2.48	45,010	552	2.45
Other earning assets	2,223	38	3.40	3,953	27	1.43
Loans and leases:
Commercial:
Commercial and industrial	59,090	1,117	3.82	57,639	1,010	3.53
CRE	21,472	480	4.56	20,100	379	3.81
Lease financing	1,867	26	3.03	1,658	24	2.88
Retail:
Residential mortgage	29,049	580	4.01	29,546	592	4.01
Direct	11,735	291	5.00	12,007	264	4.44
Indirect	16,859	615	7.39	18,132	611	6.79
Revolving credit	2,815	140	9.05	2,610	114	8.79
PCI	595	56	19.07	854	80	18.86
Total loans and leases held for investment	143,482	3,305	4.64	142,546	3,074	4.34
Loans held for sale	1,352	26	3.87	1,468	26	3.56
Total loans and leases	144,834	3,331	4.63	144,014	3,100	4.33
Total earning assets	194,813	3,960	4.09	192,977	3,679	3.84
Nonearning assets	26,568			27,516
Total assets	$221,381			$220,493
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$27,119	54	0.39	$29,211	28	0.20
Money market and savings	61,899	153	0.50	64,574	84	0.26
Time deposits	13,907	53	0.77	14,504	34	0.48
Foreign office deposits - interest-bearing	803	6	1.57	693	3	0.79
Total interest-bearing deposits	103,728	266	0.52	108,982	149	0.28
Short-term borrowings	5,399	43	1.60	2,428	7	0.58
Long-term debt	23,658	316	2.67	21,264	199	1.87
Total interest-bearing liabilities	132,785	625	0.94	132,674	355	0.54
Noninterest-bearing deposits	53,681			51,838
Accounts payable and other liabilities	5,359			5,877
Shareholders' equity	29,556			30,104
Total liabilities and shareholders' equity	$221,381			$220,493
Average interest-rate spread			3.15			3.30

Net interest income/ net interest margin		$3,335	3.45%		$3,324	3.47%
Taxable-equivalent adjustment		$45			$80
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Yields are on a taxable-equivalent basis utilizing the marginal income tax rates for the periods presented.
(3) Includes AFS and HTM securities.

Credit Quality
BB&T Corporation
(Dollars in millions)
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2018	2018	2017	2017	2017
Nonperforming Assets (1)
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$243	$257	$259	$288	$300
CRE	61	67	45	41	50
Lease financing	9	13	1	2	3
Retail:
Residential mortgage	119	127	129	141	131
Direct	58	64	64	64	65
Indirect	68	74	72	70	63
Total nonaccrual loans and leases held for investment (1)(2)	558	602	570	606	612
Foreclosed real estate	43	40	32	46	48
Other foreclosed property	23	27	25	28	30
Total nonperforming assets (1)(2)	$624	$669	$627	$680	$690
Performing Troubled Debt Restructurings (TDRs) (3)
Commercial:
Commercial and industrial	$44	$38	$50	$62	$50
CRE	11	12	16	22	24
Retail:
Residential mortgage	647	627	605	609	603
Direct	58	59	62	63	63
Indirect	284	277	281	267	244
Revolving credit	29	29	29	29	29
Total performing TDRs (3)(4)	$1,073	$1,042	$1,043	$1,052	$1,013
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$—	$—	$1	$—	$—
CRE	—	—	1	—	—
Retail:
Residential mortgage (5)	374	420	465	409	401
Direct	4	6	6	9	7
Indirect	4	5	6	6	4
Revolving credit	10	11	12	11	10
PCI	43	48	57	70	71
Total loans 90 days past due and still accruing (5)	$435	$490	$548	$505	$493
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$26	$31	$41	$47	$32
CRE	4	10	8	8	3
Lease financing	2	1	4	1	2
Retail:
Residential mortgage (6)	441	400	472	455	393
Direct	52	55	65	55	54
Indirect	337	272	412	358	341
Revolving credit	21	21	23	22	20
PCI	22	24	27	41	29
Total loans 30-89 days past due (6)	$905	$814	$1,052	$987	$874
Excludes loans held for sale.
(1) PCI loans are accounted for using the accretion method.
(2) Sales of nonperforming loans totaled $12 million, $33 million, $44 million, $19 million and $75 million for the quarter ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, respectively.

(3) Excludes TDRs that are nonperforming totaling $191 million, $196 million, $189 million, $203 million and $214 million at June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, respectively. These amounts are included in total nonperforming assets.

(4) Sales of performing TDRs, which were primarily residential mortgage loans, totaled $17 million, $29 million, $44 million, $49 million and $203 million for the quarter ended June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, respectively.

(5) Includes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 90 days or more totaling $27 million, $23 million, $66 million, $45 million and $32 million at June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, respectively.

(6) Includes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 30-89 days totaling $1 million, $1 million, $2 million, $2 million and $2 million at June 30, 2018, March 31, 2018, December 31, 2017, September 30, 2017 and June 30, 2017, respectively.

Credit Quality
BB&T Corporation
(Dollars in millions)	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2018	2018	2017	2017	2017
Allowance for Credit Losses
Beginning balance	$1,614	$1,609	$1,601	$1,602	$1,599
Provision for credit losses (excluding PCI loans)	142	153	137	128	151
Provision (benefit) for PCI loans	(7)	(3)	1	(2)	(16)
Charge-offs:
Commercial:
Commercial and industrial	(23)	(23)	(23)	(13)	(26)
CRE	(2)	(6)	(2)	(4)	(3)
Lease financing	(1)	(1)	(1)	(2)	(1)
Retail:
Residential mortgage	(5)	(4)	(8)	(7)	(20)
Direct	(17)	(19)	(15)	(16)	(16)
Indirect	(82)	(107)	(104)	(103)	(88)
Revolving credit	(21)	(21)	(19)	(17)	(19)
PCI	—	—	—	(1)	—
Total charge-offs	(151)	(181)	(172)	(163)	(173)
Recoveries:
Commercial:
Commercial and industrial	11	8	12	8	9
CRE	1	2	4	3	3
Lease financing	1	—	1	1	—
Retail:
Residential mortgage	1	—	1	—	1
Direct	6	6	6	6	7
Indirect	17	15	13	14	16
Revolving credit	5	5	5	4	5
Total recoveries	42	36	42	36	41
Net charge-offs	(109)	(145)	(130)	(127)	(132)
Ending balance	$1,640	$1,614	$1,609	$1,601	$1,602
Allowance for Credit Losses:
Allowance for loan and lease losses (excluding PCI loans)	$1,512	$1,473	$1,462	$1,451	$1,455
Allowance for PCI loans	18	25	28	27	30
Reserve for unfunded lending commitments	110	116	119	123	117
Total	$1,640	$1,614	$1,609	$1,601	$1,602

				As of/For the Year-to-Date
				Period Ended June 30
				2018	2017
Allowance for Credit Losses
Beginning balance				$1,609	$1,599
Provision for credit losses (excluding PCI loans)				295	297
Provision (benefit) for PCI loans				(10)	(14)
Charge-offs:
Commercial:
Commercial and industrial				(46)	(59)
CRE				(8)	(4)
Lease financing				(2)	(2)
Retail:
Residential mortgage				(9)	(32)
Direct				(36)	(30)
Indirect				(189)	(195)
Revolving credit				(42)	(40)
PCI				—	—
Total charge-offs				(332)	(362)
Recoveries:
Commercial:
Commercial and industrial				19	16
CRE				3	9
Lease financing				1	—
Retail:
Residential mortgage				1	1
Direct				12	13
Indirect				32	33
Revolving credit				10	10
Total recoveries				78	82
Net charge-offs				(254)	(280)
Other				—	—
Ending balance				$1,640	$1,602

Credit Quality
BB&T Corporation
(Dollars in millions)	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2018	2018	2017	2017	2017
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.62%	0.57%	0.73%	0.69%	0.61%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.30	0.34	0.38	0.35	0.34
Nonperforming loans and leases as a percentage of loans and leases	0.38	0.42	0.40	0.42	0.43
Nonperforming assets as a percentage of:
Total assets	0.28	0.30	0.28	0.31	0.31
Loans and leases plus foreclosed property	0.43	0.47	0.44	0.48	0.48
Net charge-offs as a percentage of average loans and leases	0.30	0.41	0.36	0.35	0.37
Allowance for loan and lease losses as a percentage of loans and leases	1.05	1.05	1.04	1.04	1.03
Ratio of allowance for loan and lease losses to:
Net charge-offs	3.49X	2.55X	2.89X	2.93X	2.80X
Nonperforming loans and leases	2.74X	2.49X	2.62X	2.44X	2.43X
Asset Quality Ratios (Excluding Government Guaranteed and PCI)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.04%	0.04%	0.05%	0.05%	0.05%

				As of/For the Year-to-Date
				Period Ended June 30
				2018	2017
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.36%	0.40%
Ratio of allowance for loan and lease losses to net charge-offs				2.99X	2.63X
Applicable ratios are annualized. Loans and leases exclude loans held for sale.

	June 30, 2018
			Past Due 30-89		Past Due 90+
	Current Status		Days		Days		Total
Troubled Debt Restructurings
Performing TDRs: (1)
Commercial:
Commercial and industrial	$44	100.0%	$—	—%	$—	—%	$44
CRE	11	100.0	—	—	—	—	11
Lease financing	—	—	—	—	—	—	—
Retail:
Residential mortgage	377	58.3	109	16.8	161	24.9	647
Direct	56	96.6	2	3.4	—	—	58
Indirect	236	83.1	48	16.9	—	—	284
Revolving credit	25	86.3	3	10.3	1	3.4	29
Total performing TDRs (1)	749	69.8	162	15.1	162	15.1	1,073
Nonperforming TDRs (2)	87	45.5	28	14.7	76	39.8	191
Total TDRs (1)(2)	$836	66.2%	$190	15.0%	$238	18.8%	$1,264

			Quarter Ended
			June 30	March 31	Dec. 31	Sept. 30	June 30
			2018	2018	2017	2017	2017
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.08%	0.11%	0.07%	0.04%	0.12%
CRE			0.01	0.08	(0.06)	0.03	(0.01)
Lease financing			0.12	0.09	0.14	0.19	0.22
Retail:
Residential mortgage			0.05	0.05	0.10	0.08	0.28
Direct			0.40	0.43	0.30	0.34	0.27
Indirect			1.56	2.21	2.09	1.98	1.61
Revolving credit			2.21	2.37	2.13	2.00	2.06
PCI			—	—	—	0.38	—
Total loans and leases			0.30	0.41	0.36	0.35	0.37
Applicable ratios are annualized.
(1) Past due performing TDRs are included in past due disclosures.
(2) Nonperforming TDRs are included in nonaccrual loan disclosures.

Capital Information - Five Quarter Trend
BB&T Corporation
(Dollars in millions, except per share data, shares in thousands)
	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2018	2018	2017	2017	2017
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$18,364	$18,104	$18,051	$17,869	$18,368
Tier 1	21,416	21,155	21,102	20,920	21,419
Total	25,015	24,719	24,653	24,582	25,040
Risk-weighted assets	180,190	176,818	177,217	176,024	177,518
Average quarterly tangible assets	213,523	213,404	214,163	212,069	212,394
Risk-based capital ratios:
Common equity tier 1	10.2%	10.2%	10.2%	10.2%	10.3%
Tier 1	11.9	12.0	11.9	11.9	12.1
Total	13.9	14.0	13.9	14.0	14.1
Leverage capital ratio	10.0	9.9	9.9	9.9	10.1
Equity as a percentage of total assets	13.4	13.4	13.4	13.5	13.7
Common equity per common share	$34.51	$34.06	$34.01	$33.92	$33.73

Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$29,832	$29,662	$29,695	$29,853	$30,349
Less:
Preferred stock	3,053	3,053	3,053	3,053	3,053
Noncontrolling interests	52	50	47	43	42
Intangible assets	10,264	10,296	10,329	10,363	10,400
Tangible common equity	$16,463	$16,263	$16,266	$16,394	$16,854

Outstanding shares at end of period (in thousands)	774,447	779,752	782,006	788,921	808,093

Tangible Common Equity Per Common Share	$21.26	$20.86	$20.80	$20.78	$20.86

(1)
Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. BB&T's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies.

Selected Items, Selected Mortgage Banking Information & Additional Information
BB&T Corporation
(Dollars in millions, except per share data)
				Favorable (Unfavorable)
					After-Tax at
				Pre-Tax	Marginal Rate
Selected Items
Second Quarter 2018
None				N/A	N/A

First Quarter 2018
None				N/A	N/A

Fourth Quarter 2017
Charitable contribution	Other expense			$(100)	$(63)
One-time bonus	Personnel expense			(36)	(23)
Impact of tax reform	Provision for income taxes			N/A	43

Third Quarter 2017
None				N/A	N/A

Second Quarter 2017
None				N/A	N/A

First Quarter 2017
Income tax benefit on equity-based awards	Provision for income taxes			N/A	35

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2018	2018	2017	2017	2017
Mortgage Banking Income
Residential mortgage production revenue	$42	$44	$45	$56	$39
Residential mortgage servicing revenue	63	65	65	63	65
Realization of expected residential MSR cash flows	(38)	(33)	(35)	(36)	(36)
Commercial mortgage production revenue	23	22	27	22	23
Commercial mortgage servicing revenue	10	9	9	10	10
Realization of expected commercial MSR cash flows	(8)	(9)	(9)	(6)	(8)
Mortgage banking income before MSR valuation	92	98	102	109	93
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	25	68	15	(5)	(22)
MSRs hedge gains (losses)	(23)	(67)	(13)	10	23
Net MSRs valuation	2	1	2	5	1
Total mortgage banking income	$94	$99	$104	$114	$94
Other Mortgage Banking Information
Residential mortgage loan originations	$4,411	$3,328	$3,970	$3,463	$3,524
Residential mortgage servicing portfolio (1):
Loans serviced for others	88,492	88,746	89,124	89,391	90,106
Bank-owned loans serviced	30,261	29,081	29,300	29,345	30,067
Total servicing portfolio	118,753	117,827	118,424	118,736	120,173
Weighted-average coupon rate on mortgage loans serviced for others	4.01%	4.00%	4.00%	4.00%	4.00%
Weighted-average servicing fee on mortgage loans serviced for others	0.277	0.277	0.278	0.278	0.279

Additional Information
Derivatives notional amount	$71,427	$78,649	$75,172	$72,484	$80,901
Fair value of derivatives, net	(203)	(213)	(271)	(203)	(187)
Common stock prices:
High	56.03	56.31	51.11	48.90	46.50
Low	50.13	49.65	44.62	43.03	41.17
End of period	50.44	52.04	49.72	46.94	45.41
Banking offices	1,967	2,047	2,049	2,127	2,188
ATMs	2,768	2,836	2,824	2,899	2,950
FTEs	35,782	35,908	36,484	37,213	37,397
(1) Amounts reported are unpaid principal balance.

Non-GAAP Reconciliations
BB&T Corporation
(Dollars in millions)	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
	2018	2018	2017	2017	2017	2018	2017
Efficiency Ratio (1)
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$1,720	$1,686	$1,855	$1,745	$1,742	$3,406	$3,844
Amortization of intangibles	(31)	(33)	(34)	(34)	(36)	(64)	(74)
Merger-related and restructuring charges, net	(24)	(28)	(22)	(47)	(10)	(52)	(46)
Gain (loss) on early extinguishment of debt	—	—	—	—	—	—	(392)
Charitable contribution	—	—	(100)	—	—	—	—
One-time bonus	—	—	(36)	—	—	—	—
Efficiency Ratio Numerator - Adjusted	$1,665	$1,625	$1,663	$1,664	$1,696	$3,290	$3,332

Efficiency Ratio Denominator - Revenue (2) - GAAP	$2,879	$2,813	$2,869	$2,813	$2,855	$5,692	$5,635
Taxable equivalent adjustment	22	23	38	41	40	45	80
Securities (gains) losses, net	(1)	—	1	—	—	(1)	—
Efficiency Ratio Denominator - Adjusted	$2,900	$2,836	$2,908	$2,854	$2,895	$5,736	$5,715

Efficiency Ratio - GAAP	59.7%	60.0%	64.7%	62.0%	61.0%	59.8%	68.2%
Efficiency Ratio - Adjusted	57.4	57.3	57.2	58.3	58.6	57.4	58.3

(1)
The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges and other selected items. BB&T's management uses this measure in their analysis of the Corporation's performance. BB&T's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.

(2)	Revenue is defined as net interest income plus noninterest income.

	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30
	2018	2018	2017	2017	2017	2018	2017
Return on Average Tangible Common Shareholders' Equity (1)
Net income available to common shareholders	$775	$745	$614	$597	$631	$1,520	$1,009
Plus: Amortization of intangibles, net of tax	24	24	21	22	22	48	46
Tangible net income available to common shareholders	$799	$769	$635	$619	$653	$1,568	$1,055

Average common shareholders' equity	$26,483	$26,428	$26,759	$26,857	$27,208	$26,455	$27,008
Less: Average intangible assets	10,281	10,312	10,346	10,382	10,418	10,295	10,440
Average tangible common shareholders' equity	$16,202	$16,116	$16,413	$16,475	$16,790	$16,160	$16,568

Return on average common shareholders' equity	11.74%	11.43%	9.10%	8.82%	9.30%	11.59%	7.53%
Return on average tangible common shareholders' equity	19.78	19.36	15.35	14.89	15.60	19.57	12.85

(1)
Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. BB&T's management uses these measures to assess the quality of capital and returns relative to balance sheet risk and believes investors may find them useful in their analysis of the Corporation. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended					Year-to-Date
	June 30	March 31	Dec. 31	Sept. 30	June 30	June 30	June 30
	2018	2018	2017	2017	2017	2018	2017
Diluted EPS (1)
Net income available to common shareholders - GAAP	$775	$745	$614	$597	$631	$1,520	$1,009
Merger-related and restructuring charges	17	22	14	29	6	39	28
Loss on early extinguishment of debt	—	—	—	—	—	—	246
Securities gains (losses), net	(1)	—	—	—	—	(1)	—
Charitable contribution	—	—	63	—	—	—	—
One time bonus	—	—	23	—	—	—	—
Excess tax benefit on equity-based awards	—	—	—	—	—	—	(35)
Impact of tax reform	—	—	(43)	—	—	—	—
Net income available to common shareholders - adjusted	$791	$767	$671	$626	$637	$1,558	$1,248

Weighted average shares outstanding - diluted	785,750	791,005	795,867	806,124	819,389	788,362	821,072

Diluted EPS - GAAP	$0.99	$0.94	$0.77	$0.74	$0.77	$1.93	$1.23
Diluted EPS - adjusted	1.01	0.97	0.84	0.78	0.78	1.98	1.52

(1)
The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. BB&T's management uses this measure in their analysis of the Corporation's performance. BB&T's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.